UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C, 20549



                                  Form 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 4, 2002

                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)


      Republic of Panama                 1-2290              Not Applicable
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


           c/o Panamco, L.L.C.
      701 Waterford Way, Suite 800
             Miami, Florida                                          33126
(Address of principal executive offices)                           (Zip Code)


                                (305) 929-0800
             (Registrant's Telephone Number, including area code)



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Item 7.  Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed with this document.

Exhibit Number                              Description

99.1    Presentation for JP Morgan Conference held on November 4 and 5, 2002



Item 9.  Regulation FD Disclosure

         The Company will present the information attached hereto as Exhibit
99.1 at the JP Morgan Conference held in New York on November 4 and 5, 2002. The presentation attached hereto replaced the presentation filed as an exhibit to the Company's Current Report on Form 8-K, dated and filed on November 4, 2002.

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Panamerican Beverages, Inc.


Dated: November 5, 2002                    By:  /s/ Carlos Hernandez
                                           -------------------------
                                           Carlos Hernandez
                                           Vice-President--Legal and Secretary